Property And Equipment, Net	12 Months Ended
Dec. 31, 2020
Property And Equipment, Net [Abstract]
Property And Equipment, Net	5. PROPERTY AND EQUIPMENT, NET Property and equipment, at cost, consisted of the following at December 31, 2020 and 2019 (in thousands): 2020 2019Equipment and software$ 218 $ 260Leasehold improvements 19 33Furniture and fixtures 30 43 267 336Less accumulated depreciation (237) (266) $ 30 $ 70 Depreciation expense related to property and equipment was approximately $0.03 million and $0.04 million in 2020 and 2019, respectively. In connection with the relocation of our corporate headquarters in July 2019 and October 2020, we disposed of a number of assets that were no longer in use. For the years ended December 31, 2020 and 2019, we recorded a loss on disposal of fixed assets of approximately $0.02 million and $0.01 million, respectively. In connection with the closure of our Lake Mary facility in 2018, we reclassified equipment with a net book value of approximately $0.07 million to assets held for sale. We contracted with a third party for the consignment sale of these assets and completed sales for several assets in 2019. For the year ended December 31, 2019, we recognized a net loss of approximately $0.04 million on the sale and/or impairment of assets held for sale. The gains and losses on the sale or impairment of held for sale assets is included in selling, general and administrative expenses in the accompanying statements of comprehensive loss.